                                                                     EXHIBIT 4.7

                          ACCREDO HEALTH, INCORPORATED

                                    AS ISSUER

                          SOUTHERN HEALTH SYSTEMS, INC.

                                NOVA FACTOR, INC.

                        HEMOPHILIA HEALTH SERVICES, INC.

                           PHARMACARE RESOURCES, INC.

                         SUNRISE HEALTH MANAGEMENT, INC.

                           BIO PARTNERS IN CARE, INC.

                           ACCREDO THERAPEUTICS, INC.

                    GENTIVA HEALTH SERVICES (INFUSION), INC.

                    QUANTUM HEALTH RESOURCES, INC. (NEW YORK)

                             AS SECURITY GUARANTORS

                                       TO

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                   AS TRUSTEE

                                    INDENTURE

                           DATED AS OF ______________

                          SUBORDINATED DEBT SECURITIES

                               TABLE OF CONTENTS

ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................   1
  SECTION 101.   Definitions..............................................................   1
  SECTION 102.   Compliance Certificates and Opinions.....................................  11
  SECTION 103.   Form of Documents Delivered to Trustee...................................  12
  SECTION 104.   Acts of Holders..........................................................  12
  SECTION 105.   Notices, etc., to the Trustee and Company................................  13
  SECTION 106.   Notice to Holders; Waiver................................................  14
  SECTION 107.   Effect of Headings and Table of Contents.................................  14
  SECTION 108.   Successors and Assigns...................................................  15
  SECTION 109.   Separability Clause......................................................  15
  SECTION 110.   Benefits of Indenture....................................................  15
  SECTION 111.   No Personal Liability....................................................  15
  SECTION 112.   Governing Law............................................................  15
  SECTION 113.   Legal Holidays...........................................................  15

ARTICLE TWO - SECURITIES FORMS............................................................  16
  SECTION 201.   Forms of Securities......................................................  16
  SECTION 202.   Form of Trustee's Certificate of Authentication..........................  16
  SECTION 203.   Securities Issuable in Global Form.......................................  17

ARTICLE THREE - THE SECURITIES............................................................  18
  SECTION 301.   Amount Unlimited; Issuable in Series.....................................  18
  SECTION 302.   Denominations............................................................  21
  SECTION 303.   Execution, Authentication, Delivery and Dating...........................  22
  SECTION 304.   Temporary Securities.....................................................  23
  SECTION 305.   Registration, Registration of Transfer and Exchange......................  26
  SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.........................  28
  SECTION 307.   Payment of Interest; Interest Rights Preserved...........................  29
  SECTION 308.   Persons Deemed Owners....................................................  31
  SECTION 309.   Cancellation.............................................................  31
  SECTION 310.   Computation of Interest..................................................  32

ARTICLE FOUR - SATISFACTION AND DISCHARGE.................................................  32
  SECTION 401.   Satisfaction and Discharge of Indenture..................................  32
  SECTION 402.   Application of Trust Funds...............................................  33

ARTICLE FIVE - REMEDIES...................................................................  33
  SECTION 501.   Events of Default........................................................  33
  SECTION 502.   Acceleration of Maturity; Rescission and Annulment.......................  35
  SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee..........  36
  SECTION 504.   Trustee May File Proofs of Claim.........................................  37
  SECTION 505.   Trustee May Enforce Claims Without Possession of Securities..............  38

  SECTION 506.   Application of Money Collected...........................................  38
  SECTION 507.   Limitation on Suits......................................................  39
  SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium or
                 Make-Whole Amount, if any, Interest and Additional Amounts...............  39
  SECTION 509.   Restoration of Rights and Remedies.......................................  39
  SECTION 510.   Rights and Remedies Cumulative...........................................  40
  SECTION 511.   Delay or Omission Not Waiver.............................................  40
  SECTION 512.   Control by Holders of Securities.........................................  40
  SECTION 513.   Waiver of Past Defaults..................................................  41
  SECTION 514.   Waiver of Stay or Extension Laws.........................................  41
  SECTION 515.   Undertaking for Costs....................................................  41

ARTICLE SIX - THE TRUSTEE.................................................................  42
  SECTION 601.   Notice of Defaults.......................................................  42
  SECTION 602.   Certain Rights of Trustee................................................  42
  SECTION 603.   Not Responsible for Recitals or Issuance of Securities...................  44
  SECTION 604.   May Hold Securities......................................................  44
  SECTION 605.   Money Held in Trust......................................................  44
  SECTION 606.   Compensation and Reimbursement...........................................  44
  SECTION 607.   Corporate Trustee Required; Eligibility..................................  45
  SECTION 608.   Resignation and Removal; Appointment of Successor........................  46
  SECTION 609.   Acceptance of Appointment By Successor...................................  47
  SECTION 610.   Merger, Conversion, Consolidation or Succession to Business..............  48
  SECTION 611.   Appointment of Authenticating Agent......................................  48
  SECTION 612.   Certain Duties and Responsibilities......................................  50
  SECTION 613.   Conflicting Interests....................................................  50

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................  51
  SECTION 701.   Disclosure of Names and Addresses of Holders.............................  51
  SECTION 702.   Reports by Trustee.......................................................  51
  SECTION 703.   Reports by Company.......................................................  51
  SECTION 704.   Company to Furnish Trustee Names and Addresses of Holders................  52

ARTICLE EIGHT - CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE..........................  52
  SECTION 801.   Consolidations and Mergers of Company and Sales, Leases and
                 Conveyances Permitted Subject to Certain Conditions......................  52
  SECTION 802.   Rights and Duties of Successor Corporation...............................  53
  SECTION 803.   Officers' Certificate and Opinion of Counsel.............................  53

ARTICLE NINE - SUPPLEMENTAL INDENTURES....................................................  53
  SECTION 901.   Supplemental Indentures Without Consent of Holders.......................  53
  SECTION 902.   Supplemental Indentures with Consent of Holders..........................  55
  SECTION 903.   Execution of Supplemental Indentures.....................................  56
  SECTION 904.   Effect of Supplemental Indentures........................................  57

  SECTION 905.   Conformity with Trust Indenture Act......................................  57
  SECTION 906.   Reference in Securities to Supplemental Indentures.......................  57
  SECTION 907.   Notice of Supplemental Indentures........................................  57
  SECTION 908.   Subordination Unimpaired.................................................  57

ARTICLE TEN - COVENANTS...................................................................  58
  SECTION 1001.  Payment of Principal, Premium or Make-Whole Amount, if
                 any, Interest and Additional Amounts.....................................  58
  SECTION 1002.  Maintenance of Office or Agency..........................................  58
  SECTION 1003.  Money for Securities Payments to Be Held in Trust........................  58
  SECTION 1004.  Existence................................................................  60
  SECTION 1005.  Maintenance of Properties................................................  60
  SECTION 1006.  Insurance................................................................  60
  SECTION 1007.  Payment of Taxes and Other Claims........................................  60
  SECTION 1009.  Statement as to Compliance...............................................  61
  SECTION 1010.  Additional Amounts.......................................................  61
  SECTION 1011.  Waiver of Certain Covenants..............................................  62
  SECTION 1012.  Security Guarantees......................................................  62

ARTICLE ELEVEN - REDEMPTION OF SECURITIES.................................................  63
  SECTION 1101.  Applicability of Article.................................................  63
  SECTION 1102.  Election to Redeem; Notice to Trustee....................................  63
  SECTION 1103.  Selection by Trustee of Securities to Be Redeemed........................  63
  SECTION 1104.  Notice of Redemption.....................................................  64
  SECTION 1105.  Deposit of Redemption Price..............................................  65
  SECTION 1106.  Securities Payable on Redemption Date....................................  65
  SECTION 1107.  Securities Redeemed in Part..............................................  66

ARTICLE TWELVE - SINKING FUNDS............................................................  66
  SECTION 1201.  Applicability of Article.................................................  66
  SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities....................  66
  SECTION 1203.  Redemption of Securities for Sinking Fund................................  67

ARTICLE THIRTEEN - REPAYMENT AT THE OPTION OF HOLDERS.....................................  67
  SECTION 1301.  Applicability of Article.................................................  67
  SECTION 1302.  Repayment of Securities..................................................  67
  SECTION 1303.  Exercise of Option.......................................................  68
  SECTION 1304.  When Securities Presented for Repayment Become Due and Payable...........  68
  SECTION 1305.  Securities Repaid in Part................................................  69

ARTICLE FOURTEEN - DEFEASANCE AND COVENANT DEFEASANCE.....................................  69
  SECTION 1401.  Applicability of Article; Company's Option to Effect Defeasance
                 or Covenant Defeasance...................................................  69
  SECTION 1402.  Defeasance and Discharge.................................................  69
  SECTION 1403.  Covenant Defeasance......................................................  70

  SECTION 1404.  Conditions to Defeasance or Covenant Defeasance..........................  70
  SECTION 1405.  Deposited Money and Government Obligations to Be Held in
                 Trust; Other Miscellaneous Provisions....................................  72

ARTICLE FIFTEEN - MEETING OF HOLDERS OF SECURITIES........................................  73
  SECTION 1501.  Purposes for Which Meetings May Be Called................................  73
  SECTION 1502.  Call, Notice and Place of Meetings.......................................  73
  SECTION 1503.  Persons Entitled to Vote at Meetings.....................................  74
  SECTION 1504.  Quorum; Action...........................................................  74
  SECTION 1505.  Determination of Voting Rights; Conduct and Adjournment of Meetings......  75
  SECTION 1506.  Counting Votes and Recording Action of Meetings..........................  76
  SECTION 1507.  Evidence of Action Taken by Holders......................................  76
  SECTION 1508.  Proof of Execution of Instruments........................................  77

ARTICLE SIXTEEN - CONVERSION OR EXCHANGE OF SECURITIES....................................  77
  SECTION 1601.  Applicability of Article.................................................  77
  SECTION 1602.  Election to Exchange; Notice to Trustee and Holders......................  77
  SECTION 1603.  No Fractional Shares.....................................................  77
  SECTION 1604.  Adjustment of Exchange Rate..............................................  78
  SECTION 1605.  Payment of Certain Taxes Upon Exchange...................................  78
  SECTION 1606.  Shares Free and Clear....................................................  78
  SECTION 1607.  Cancellation of Security.................................................  79
  SECTION 1608.  Duties of Trustee Regarding Exchange.....................................  79
  SECTION 1609.  Repayment of Certain Funds Upon Exchange.................................  79
  SECTION 1610.  Exercise of Conversion or Exchange Privilege.............................  80
  SECTION 1611.  Effect of Consolidation or Merger on Conversion Privilege................  81

ARTICLE SEVENTEEN - GUARANTEE OF SECURITIES...............................................  82
  SECTION 1701.  Security Guarantees......................................................  82
  SECTION 1702.  Successors and Assigns...................................................  84
  SECTION 1703.  No Waiver................................................................  84
  SECTION 1704.  Modification.............................................................  84
  SECTION 1705.  Limitation of Security Guarantor's Liability.............................  84
  SECTION 1706.  Additional Security Guarantors...........................................  85
  SECTION 1707.  Release of a Security Guarantor..........................................  85

ARTICLE EIGHTEEN - SUBORDINATION..........................................................  85
  SECTION 1801.  Agreement to Subordinate.................................................  85
  SECTION 1802.  Liquidation; Dissolution; Bankruptcy.....................................  85
  SECTION 1803.  Default on Senior Debt...................................................  86
  SECTION 1804.  Acceleration of Securities...............................................  86
  SECTION 1805.  When Distribution Must Be Paid Over......................................  87
  SECTION 1806.  Notice by Company........................................................  87
  SECTION 1807.  Subrogation..............................................................  87
  SECTION 1808.  Relative Rights..........................................................  87

  SECTION 1809.  Subordination May Not Be Impaired By Company.............................  87
  SECTION 1810.  Distribution or Notice to Representative.................................  88
  SECTION 1811.  Rights of Trustee and Paying Agent.......................................  88

                                  TESTIMONIUM
                              SIGNATURES AND SEALS
                                ACKNOWLEDGEMENTS
                       EXHIBIT A - FORMS OF CERTIFICATION

Reconciliation and tie between Trust Indenture Act of 1939, as amended (the "1939 Act"), and Indenture, dated as of _____________

Trust Indenture Act Section                                                            Indenture Section
(Section)310(a)(1)...........................................................................   607
            (a)(2)...........................................................................   607
            (b)..............................................................................   608
(Section)312(c)..............................................................................   701
(Section)314(a)..............................................................................   703
            (a)(4)...........................................................................  1009
            (c)(1)...........................................................................   102
            (c)(2)...........................................................................   102
            (e)..............................................................................   102
(Section)315(b)..............................................................................   601
(Section)316(a)(last sentence)................................................  101 ("Outstanding")
            (a)(1)(A)....................................................................  502, 512
            (a)(1)(B)........................................................................   513
            (b)..............................................................................   508
(Section)317(a)(1)...........................................................................   503
            (a)(2)...........................................................................   504
(Section)318(a)..............................................................................   112
            (c)..............................................................................   112

---------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                   INDENTURE

         INDENTURE, dated as of ______________, between ACCREDO HEALTH, INCORPORATED, a Delaware corporation (hereinafter called the "Company"), having its principal office at 1640 Century City Parkway, Suite 101, Memphis, Tennessee 38134, SOUTHERN HEALTH SYSTEMS, INC., a Tennessee corporation, NOVA FACTOR, INC., a Tennessee corporation, HEMOPHILIA HEALTH SERVICES, INC., a Tennessee corporation, PHARMACARE RESOURCES, INC., a New York corporation, SUNRISE HEALTH MANAGEMENT, INC., a Georgia corporation, BIO PARTNERS IN CARE, INC., a Missouri corporation, ACCREDO THERAPEUTICS, INC., a Delaware corporation, GENTIVA HEALTH SERVICES (INFUSION), INC., a Delaware corporation, and QUANTUM HEALTH SERVICES, INC. (NEW YORK), a New York corporation (together, the "Security Guarantors"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee hereunder (hereinafter in such capacity called the "Trustee"), having a Corporate Trust Office at 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203.

                            RECITALS OF THE COMPANY

         The Company deems it necessary to issue from time to time for its lawful purposes subordinated debt securities (hereinafter called the "Securities") evidencing its unsecured and subordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor as hereinafter provided.

         Each of the Security Guarantors has duly authorized the execution and delivery of this Indenture to provide a Security Guarantee of the Securities and of certain of the obligations of the Company hereunder.

         All things necessary to make this Indenture a valid agreement of the Company and each of the Security Guarantors, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101.      DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in Trust Indenture Act Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Three, Article Five, Article Six, Article Ten and Article Seventeen, are defined in those Articles. In addition, the following terms shall have the indicated respective meanings:

         "Act" has the meaning specified in Section 104.

         "Additional Amounts" means any additional amounts which are required by a Security, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

         "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bankruptcy Law" has the meaning specified in Section 501.

         "Board of Directors" means either (i) the Board of Directors of the Company, the executive committee or any other committee or director of that board duly authorized to act for it in respect hereof, or (ii) one or more duly authorized officers of the Company to whom the Board of Directors of the Company or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

         "Board Resolution" means (i) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a committee thereof, and to be in full force and effect on the date of such certification, and delivered to the Trustee or (ii) a certificate signed by the authorized officer or officers of the Company to whom the Board of Directors of the Company or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

         "Clearstream" means Clearstream Banking S.A. or its successors.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Depository" has the meaning specified in Section 304(b).

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the President or a Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 2525 West End Avenue, Suite 1200, Nashville, Tennessee 37203, Attention: Corporate Trust; Reference, Accredo Health, Incorporated Subordinated Debt Indenture.

         "corporation" includes corporations, associations, companies and business trusts.

         "Custodian" has the meaning set forth in Section 501.

         "Debt" means the principal, premium, if any, unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of the following indebtedness of the Company for money borrowed, whether any such indebtedness exists as of the date of the Indenture or is created, incurred, assumed or guaranteed after such date:

                  (i) any debt (a) for money borrowed, or (b) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) given in connection with the acquisition of any business, property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any account payable or other obligation created or assumed in the ordinary course of business in connection with the obtaining of materials or services, or
         (c) which is a direct or indirect obligation which arises as a result of banker's acceptances or bank letters of credit issued to secure obligations of the Company, or to secure the payment of revenue bonds issued for the benefit of the Company, whether contingent or otherwise;

                  (ii)     any debt of others described in the preceding clause
         (i) which the Company has guaranteed or for which it is otherwise liable;

                  (iii) the obligation of the Company, as lessee under any lease of property which is reflected on the Company's balance sheet as a capitalized lease; and

                  (iv) any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses (i), (ii), and (iii);

provided, however, that, in computing indebtedness of the Company, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository in trust money (or evidence of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of the Company.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

         "DTC" means The Depository Trust Company.

         "Euroclear" means Euroclear Bank, S.A./N.V. as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

         "Foreign Currency" means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

         "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "Holder" means the Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1010, includes such Additional Amounts.

         "Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security.

         "Make-Whole Amount" means the amount, if any, in addition to principal which is required by a Security, under the terms and conditions specified therein or as otherwise specified as contemplated by Section 301, to be paid by the Company to the Holder thereof in connection with any optional redemption or accelerated payment of such Security.

         "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, repurchase or otherwise.

         "Officers' Certificate" means a certificate signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel reasonably satisfactory to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except solely to the extent provided in Sections 1402 or 1403, as applicable, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (v) Securities converted or exchanged into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility or exchange pursuant to Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Trust Indenture Act Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause
(i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium or Make-Whole Amount, if any) or interest on any Securities, or if no such Person is authorized, the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium or Make-Whole Amount, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date" means, when used with respect to any security to be redeemed in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security which is registered in the Security Register.

         "Regular Record Date" for the installment of interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

         "Repayment Date" means, when used with respect to any Security to be repaid or repurchased at the option of the Holder, the date fixed for such repayment or repurchase by or pursuant to this Indenture.

         "Repayment Price" means, when used with respect to any Security to be repaid or purchased at the option of the Holder, the price at which it is to be repaid or repurchased pursuant to this Indenture.

         "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

         "Responsible Officer" means any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee assigned to its corporate trust division (or any successor group of the Trustee thereto) customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission.

         "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of or within any series as to which such Person is not Trustee.

         "Security Guarantee" means the guarantee of the Securities by each Security Guarantor under Article Seventeen hereof.

         "Security Guarantor" means each of Southern Health Systems, Inc., a Tennessee corporation, Nova Factor, Inc., a Tennessee corporation, Hemophilia Health Services, Inc., a Tennessee corporation, Pharmacare Resources, Inc., a New York corporation, Sunrise Health Management, Inc., a Georgia corporation, Bio Partners in Care, Inc., a Missouri corporation, Accredo Therapeutics, Inc., a Delaware corporation, Gentiva Health Services (Infusion), Inc., a Delaware corporation, and Quantum Health Services, Inc. (New York), a New York corporation.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Debt" means the principal, premium, if any, unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of the following indebtedness of the Company for money borrowed, whether any such indebtedness exists as of the date of the Indenture or is created, incurred, assumed or guaranteed after such date:

                  (i)      any debt (a) for money borrowed by the Company, or
         (b) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) given in connection with the acquisition of any business, property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any account payable or other obligation created or assumed in the ordinary course of business in connection with the obtaining of materials or services, or (c) which is a direct or indirect obligation which arises as a result of banker's acceptances or bank letters of credit issued to secure obligations of the Company, or to secure the payment of revenue bonds issued for the benefit of the Company whether contingent or otherwise;

                  (ii)     any debt of others described in the preceding clause
         (i) which the Company has guaranteed or for which it is otherwise liable;

                  (iii) the obligation of the Company as lessee under any lease of property which is reflected on the Company's balance sheet as a capitalized lease; and

                  (iv) any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses (i), (ii) and (iii);

provided, however, that, in computing the indebtedness of the Company, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository in trust money (or evidence of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of the Company; provided, further, that in computing the indebtedness of the Company hereunder, there shall be excluded (1) any such indebtedness, obligation or liability referred to in clauses (i) through (iv) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Securities, or ranks pari passu with the Securities, (2) any such indebtedness, obligation or liability which is subordinated to indebtedness of the Company to substantially the same extent as or to a greater extent than the Securities are subordinated, (3) any indebtedness to a subsidiary of the Company and (4) the Securities. There is no limit on the amount of Senior Debt that the Company may incur.

         "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act) of the Company.

         "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of or within any series shall mean only the Trustee with respect to the Securities of that series.

         "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States of or any state or the District of Columbia or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

         "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent predetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

         SECTION 102.      COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including covenants, compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates delivered pursuant to Section 1009) shall include:

         (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104.      ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 612) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Registered Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         (d) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105.      NOTICES, ETC., TO THE TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department and referencing this Indenture, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106.      NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 107.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 108.      SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 109.      SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in any Security or any Security Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 110.      BENEFITS OF INDENTURE.

         Nothing in this Indenture or any Security Guarantee or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Senior Debt or the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 111.      NO PERSONAL LIABILITY.

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security Guarantee, in any Security, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or any Security Guarantor, or of any successor of the Company or any Security Guarantor, either directly or through the Company or such Security Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

         SECTION 112.      GOVERNING LAW.

         This Indenture, the Security Guarantees and the Securities shall be governed by and construed in accordance with the laws of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 113.      LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert or exchange a Security at a particular conversion or exchange price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium or Make-Whole Amount, if any) need not be made at such Place of Payment on such date, conversion or exchange need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity or on such last day for conversion or exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be.

                                  ARTICLE TWO

                                SECURITIES FORMS

         SECTION 201.      FORMS OF SECURITIES.

         The Securities and the Trustee's certificate of authentication with respect thereto and the Security Guarantees shall be in substantially the forms set forth, or referenced, in Exhibit A and Exhibit B, respectively, annexed hereto, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and Security Guarantees, as evidenced by their execution of such Securities and Security Guarantees.

         The definitive Securities and the Security Guarantees shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or Security Guarantees, as evidenced by their execution of such Securities or Security Guarantees.

         SECTION 202.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    [______________], as Trustee

                                    By:__________________________
                                          Authorized Officer

         SECTION 203.      SECURITIES ISSUABLE IN GLOBAL FORM.

         If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of
Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon written instruction given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

         Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium or Make-Whole Amount and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security the Holder of such permanent global Security in registered form.

                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, or indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of or within the series when issued from time to time):

         (1) the title of the Securities of or within the series (which shall distinguish the Securities of such series from all other series of Securities);

         (2) any limit upon the aggregate principal amount of the Securities of or within the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of or within the series pursuant to Section 304, 305, 306, 906, 1107, or 1305);

         (3) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of or within the series shall be payable and the amount of principal payable thereon;

         (4) the rate or rates (which may be fixed or variable) at which the Securities of or within the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

         (5) the place or places, if any, other than or in addition to the city where the Corporate Trust Office of the Trustee is located, where the principal of (and premium or Make-Whole Amount, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of or within the series shall be payable, any Registered Securities of or within the series may be surrendered for registration of transfer, exchange or conversion and notices or demands to or upon the Company in respect of the Securities of or within the series and this Indenture may be served;

         (6) the period or periods within which, the price or prices (including the premium or Make-Whole Amount, if any) at which, the currency or currencies, currency unit or units or composite currency or currencies in which and other terms and conditions upon which Securities of or within the series may be redeemed in whole or in part, at the option of the Company, if the Company is to have the option;

         (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of or within the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

         (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of or within the series shall be issuable;

         (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

         (10) if other than the principal amount thereof, the portion of the principal amount of Securities of or within the series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 or, if applicable, the portion of the principal amount of Securities of or within the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

         (11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series shall be payable or in which the Securities of or within the series shall be denominated;

         (12) whether the amount of payments of principal of (and premium or Make-Whole Amount, if any) or interest, if any, on the Securities of or within the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

         (13) whether the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of or within the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such

Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

         (14) provisions, if any, granting special rights to the Holders of Securities of or within the series upon the occurrence of such events as may be specified;

         (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of or within the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (16) whether any Securities of or within the series are to be issuable initially in temporary global form and whether any Securities of or within the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of or within the series are to be issuable as a global Security, the identity of the depository for such series;

         (17) the date as of which any temporary global Security representing Outstanding Securities of or within the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

         (18) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in
Section 304;

         (19) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of or within the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

         (20) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

         (21) if the Securities of or within the series are to be issued upon the exercise of debt warrants, the time, manner and place for such Securities to be authenticated and delivered;

         (22) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 1010 on the Securities of or within the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

         (23) the obligation, if any, of the Company to permit the Securities of such series to be converted into or exchanged for Common Stock of the Company or other securities or property of the Company and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion or exchange price or rate, the conversion or exchange period, any adjustment of the applicable conversion or exchange price or rate and any requirements relative to the reservation of such shares for purposes of conversion or exchange);

         (24) if convertible or exchangeable, any applicable limitations on the ownership or transferability of the securities or property into which such Securities are convertible or exchangeable;

         (25) the applicability, if any, of Article Seventeen or the Security Guarantee to the Securities of or within the series and any provisions in modification, in addition to or in lieu of any of the provisions of Article Seventeen or any Security Guarantee; and

         (26) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture except as permitted by
Section 905).

         All Securities of any one series shall be substantially identical except, in the case of Registered Securities issued in global form, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

         If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of such Securities.

         SECTION 302.      DENOMINATIONS.

         The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its President or a Vice President, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities. Each Security shall have an executed Security Guarantee from each of the Security Guarantors endorsed thereon substantially in the form of Exhibit B hereto.

         Securities and Security Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Security Guarantors, as the case may be, shall bind the Company and the Security Guarantors, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Security Guarantees or did not hold such offices at the date of such Securities or Security Guarantees.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

         If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 612 and TIA Section 315(a) through 315(d)) shall be fully protected in conclusively relying upon:

                  (i) an Opinion of Counsel complying with Section 102 and stating that:

                           (a) the form or forms of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture;

                           (b) the terms of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture; and

                           (c) such Securities, when completed pursuant to such procedures as may be specified therein, and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the

                  Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and to such other matters as may be specified therein; and

                  (ii) an Officers' Certificate complying with Section 102 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing upon such issuance.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver a Company Order, an Opinion of Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificate, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Registered Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 304.      TEMPORARY SECURITIES.

         (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary

Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         (b)      Unless otherwise provided as contemplated in Section 301, this
Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euroclear and/or Clearstream.

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of or within the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form or permanent global registered form, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security, if any, held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security, if any, held for its account then to be exchanged, each in the form set forth in Exhibit C-2 to this Indenture or in such other form as may be established pursuant to Section 301.

         Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit C-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear or Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or Clearstream.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear or Clearstream on such Interest Payment Date upon delivery by Euroclear or Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit C-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit C-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear or Clearstream and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.

         SECTION 305.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it or the Security Registrar may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times and to require that a copy of the Security Register in written form be delivered to it from time to time as reasonably requested.

         Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

         Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depository for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Security or Securities. If (x) a successor depository for such global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depository for such global Security or Securities or (z) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities (provided, however, the Company may not make such determination during the 40-day restricted period provided by Regulation S under the Securities Act or during any other similar period during which the Securities must be held in global form as may be required by the Securities Act), then the Company (i) shall notify the Trustee of the occurrence of any of the events specified in (x), (y) or (z) and (ii) shall execute, and, upon the receipt of a Company Order, the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities and registered to such holder or holders as specified by DTC. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such an interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the

Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

         The Company or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue or to register the transfer or exchange of any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         SECTION 306.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee or the Company, together with such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, and the Security Guarantors shall execute a replacement Security Guarantee, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series and principal amount, and the Security Guarantors shall execute a replacement Security Guarantee, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series and any Security Guarantee issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company and each Security Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

         Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or Clearstream, as the case may be, with respect to that portion of such permanent global Security held for its account by DTC, Euroclear or Clearstream, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

         Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered

Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Subject to the provisions of Section 1402 and except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, in the case of any Security which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security, the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted or exchanged, interest whose Stated Maturity is after the date of conversion or exchange of such Security shall not be payable.

         SECTION 308.      PERSONS DEEMED OWNERS.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any), and (subject to Sections 305 and 307) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such global Security or impair, as between such depository and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Security.

         SECTION 309.      CANCELLATION.

         All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee shall be destroyed by the Trustee, subject to applicable records retention requirements, and, if required in writing by the Company, the Trustee shall deliver a certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

         SECTION 310.      COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1010), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

         (1)      either

                           (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and
                  (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B)     all Securities of such series

                                   (i)      have become due and payable, or

                                   (ii) will become due and payable at their Stated Maturity within one year, or

                                   (iii)    if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities, for principal (and premium or Make-Whole Amount, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

         (2) The Company has paid or caused to be paid all or other sums payable hereunder by the Company; and

         (3) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 606, the obligations of the Company to any Authenticating Agent under
Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

         In the event that there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met.

         SECTION 402.      APPLICATION OF TRUST FUNDS.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium or Make-Whole Amount, if any), and any interest and Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law. Money deposited pursuant to this section not in violation of Article Eighteen of this Indenture shall not be subject to claims of holders of Senior Debt under Article Eighteen.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501.      EVENTS OF DEFAULT.

         Subject to any modifications, additions or deletions relating to any series of Securities as contemplated pursuant to Section 301, "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of or within that series, when such interest or Additional Amounts becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company or any Security Guarantor in this Indenture or any Security Guarantee with respect to any Security of that series (other than (i) a covenant or agreement included in this Indenture or a Security Guarantee solely for the benefit of a series of Securities other than such series or (ii) a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) default under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (or by any Subsidiary, the repayment of which the Company has guaranteed or for which the Company is directly responsible or liable as obligor or guarantor), having a principal amount outstanding in excess of $10,000,000 (other than indebtedness which is non-recourse to the Company or the Subsidiaries), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

         (6) any Security Guarantee ceases to be in full force and effect or is declared null and void or any Security Guarantor denies that it has any further liability under any Security Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of any such Security Guarantee in accordance with Section 1707 hereof) and such condition shall have continued for a period of 30 days after written notice of such condition requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding; or

         (7) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)      commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its creditors; or

         (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Significant Subsidiary in an involuntary case,

                  (B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of either of its property, or

                  (C) orders the liquidation of the Company or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

         (9) any other Event of Default provided with respect to Securities of that series.

         As used in this Section 501, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

         SECTION 502.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of each such affected series (voting as a single class) by written notice to the Company and the Trustee may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of, and the Make-Whole Amount, if any, on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series is payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

                  (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series;

                  (B) the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities; and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if:

         (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of any series at its Maturity, then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, with interest upon any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, each Security Guarantor or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, each Security Guarantor or any other obligor upon such Securities of such series, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any Security Guarantee or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.      TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Security Guarantor or any other obligor upon the Securities or the property of the Company, any Security Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Security Guarantor for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other papers or documents and take such other actions (such as sitting on a committee of creditors) as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

         SECTION 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

         All rights of action and claims under this Indenture, and Security Guarantee or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506.      APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest and any Additional Amounts, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606,

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium or Make-Whole Amount, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium or Make-Whole Amount, if any), interest and Additional Amounts, respectively, and

                  THIRD: To the payment of the remainder, if any, to the Company.

         SECTION 507.      LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or any Security Guarantee, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses (including the reasonable fees and expenses of its counsel) and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security Guarantee to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or any Security Guarantee, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security on the due date expressed in such Security (or, in the case of redemption, on the Redemption Date), to convert or exchange such Securities in accordance with Article Sixteen and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.      RESTORATION OF RIGHTS AND REMEDIES.

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

         If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture or any Security Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Security Guarantors, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

         SECTION 510.      RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.      DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

         SECTION 512.      CONTROL BY HOLDERS OF SECURITIES.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Security Guarantee,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

         SECTION 513.      WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series consent to the waiver of any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 514.      WAIVER OF STAY OR EXTENSION LAWS.

         Each of the Company and the Security Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any Security Guarantee; and each of the Company and the Security Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 515.      UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or any Security Guarantee, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable with respect to any Security on or after the respective Stated Maturities expressed in such Security (or in the case of redemption, on or after the Redemption Date) or to enforce the right to convert or exchange any Security in accordance with Article Sixteen.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601.      NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default hereunder actually known to a Responsible Officer of the Trustee with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof, unless such default shall have been cured or waived. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

         SECTION 602.      CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of TIA Section 315(a) through 315(d):

         (1) the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee;

         (2) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (3) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (5) the Trustee may consult with counsel and as a condition to the taking, suffering or omission of any action hereunder may demand an Opinion of Counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Security Guarantee at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Security Guarantor, personally or by agent or attorney;

         (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

         (9) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any Security Guarantee. The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it;

         (10) the Trustee shall not be deemed to have knowledge of any default or Event of Default or fact or event which might require the Trustee to take (or refrain from taking) any action or give any notice unless one of its Responsible Officers has actual knowledge thereof;

         (11) whether or not therein expressly provided, this Section shall govern every provision of this Indenture that in any way relates to the Trustee;

         (12) delivery of any reports, information and documents to the Trustee pursuant to Sections 703 and 1008 hereof is for informational purposes only and the Trustee's receipt of such shall not constitute notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on the certificate delivered under Section 1009 hereof;

         (13) the rights, privileges, immunities and benefits given to the Trustee hereunder, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by the Trustee consistent with the terms of this Indenture to act hereunder; and

         (14) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

         SECTION 603.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
SECURITIES.

         The recitals contained herein and in the Securities and the Security Guarantees, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and the Security Guarantors, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, any Security Guarantee or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture and the Security Guarantees, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company or any Security Guarantor of Securities or the proceeds thereof.

         SECTION 604.      MAY HOLD SECURITIES.

         The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 613 and TIA Sections 310(b) and 311, may otherwise deal with the Company and any Security Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

         SECTION 605.      MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder.

         SECTION 606.      COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder, including extraordinary services rendered in connection with or during the continuation of a default hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its gross negligence or bad faith; and

         (3) to indemnify each of the Trustee and any predecessor Trustee and each of their respective directors, officers, agents and employees for, and to hold each of them harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its own gross negligence or bad faith.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any) or interest on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default described in Section 501(7) and (8), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

         The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

         SECTION 607.      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Trustee or Person publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 608.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with the provisions of Section 613 or TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 609.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         (e) All monies due and owing to the Trustee shall be paid before the Successor Trustee takes over.

         SECTION 610.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 611.      APPOINTMENT OF AUTHENTICATING AGENT.

         At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of or within the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                           [_________________], as Trustee

                           By:  ________________________________
                                as Authenticating Agent

                           By:  ________________________________
                                Authorized Officer

         SECTION 612.      CERTAIN DUTIES AND RESPONSIBILITIES.

         No provision of this Indenture or any Security Guarantee shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture and any Security Guarantee relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 613.      CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series. In case an Event of Default shall occur and be continuing, the Trustee shall exercise such of its rights and powers under the applicable Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee may be appointed, and may serve contemporaneously with its service hereunder, as trustee under an Indenture among the Company, the Senior Guarantors and it providing for issuance by the Company of debt instruments senior to the Securities (the "Senior Indenture") and shall not be considered to be conflicted in its duties under either the Senior Indenture or this Indenture by reason of its acting as trustee under the other. After an Event of Default (as defined in the respective Indentures) under either Indenture and in order that it might not be conflicted in the performance of its duties under either Indenture, the Trustee shall resign as trustee under one of the Indentures; provided, however, that until the appointment of a successor Trustee, the Trustee shall not be considered to have violated the standard set forth in Section 7.01(a) hereof by continuing to act as Trustee under both the Senior Indenture and this Indenture if it separates the performance of its discretionary duties under the Senior Indenture and this Indenture within its corporate trust department and retains separate counsel for itself as trustee under each of such Indentures.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.      DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar nor any director, officer, agent or employee of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 702.      REPORTS BY TRUSTEE.

         Within 60 days after March 15 of each year commencing with the first March 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA
Section 313(c) a brief report dated as of such March 15 if and to the extent required by TIA Section 313(a).

         SECTION 703.      REPORTS BY COMPANY.

         The Company will:

         (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) or (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         SECTION 704.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee:

         (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such lists shall be required to be furnished.

                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

         SECTION 801. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

         The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Company shall be the continuing entity, or the successor (if other than the Company) entity shall be a Person organized and existing under the laws of the United States or a State thereof and such successor entity shall expressly assume the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1010) on all of the Securities, according to their tenor, the conversion or exchange rights shall be provided for in accordance with Article Sixteen, if applicable, or as otherwise specified pursuant to Section 301, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article Nine hereof, reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result thereof as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

         SECTION 802.      RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

         In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         SECTION 803.      OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

         Any consolidation, merger, sale, lease or conveyance permitted under
Section 801 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders of Securities, the Company and the Security Guarantors, when authorized by or pursuant to a Board Resolution of the Company and each Security Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company or a Security Guarantor and the assumption by any such successor of the covenants of the Company or such Security Guarantor herein, in any Security Guarantee and in the Securities contained; or

         (2) to add to the covenants of the Company or any Security Guarantor for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Security Guarantor; or

         (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

         (4) to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (5) to add to, change or eliminate any of the provisions of this Indenture or any Security Guarantee in respect of any series of Securities, provided that any such addition, change or elimination shall (i) neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision, nor (B) modify the rights of the Holder of any such Security with respect to such provision; or (ii) become effective only when there is no Security Outstanding; or

         (6)      to secure the Securities; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for other securities or property of the Company; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture or any Security Guarantee as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

         (9) to make provision with respect to the conversion or exchange rights of Holders pursuant to the requirements of Article Sixteen, including providing for the conversion or exchange of the Securities into any security or property of the Company; or

         (10) to cure any ambiguity, to correct or supplement any provision herein or in any Security Guarantee which may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Indenture or any Security Guarantee which shall not be inconsistent with the provisions of this Indenture or such Security Guarantee or to make any other changes, provided that in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (11) to close this Indenture with respect to the authentication and delivery of additional series of Securities or to qualify, or maintain qualification of, this Indenture under the TIA; or

         (12) to supplement any of the provisions of this Indenture or any Security Guarantee to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided in each case that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

         SECTION 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company and each Security Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any Security Guarantee or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium or Make-Whole Amount payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1010 (except as contemplated by Section 801(i) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or Make-Whole Amount, if any, that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any

Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or Make-Whole Amount or any Additional Amounts payable in respect thereof or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be); or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting; or

         (3)      modify any of the provisions of this Section, Section 513 or
Section 1011, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or make any change that adversely affects the right to convert or exchange any Security as provided in Article Sixteen or pursuant to Section 301 (except as permitted by Section 901(9) or decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security; or

         (4) make any change that adversely affects the right to convert or exchange any Security as provided in Article Sixteen or pursuant to Section 301 (except as permitted by Section 901(9)) or decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security; or

         (5) release any Security Guarantor from any of its obligations under its Security Guarantee or this Indenture otherwise than in accordance with this Indenture.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture or any Security Guarantee which has expressly been included for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture or such Security Guarantee of the Holders of Securities of any other series.

         SECTION 903.      EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of

Counsel and an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.      EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture and/or the applicable Security Guarantee shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture and/or the applicable Security Guarantee for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.      CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 907.      NOTICE OF SUPPLEMENTAL INDENTURES.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

         SECTION 908.      SUBORDINATION UNIMPAIRED.

         No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt.

                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS.

         The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

         SECTION 1002.     MAINTENANCE OF OFFICE OR AGENCY.

         If Securities of a series are issuable only as Registered Securities, the Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be converted or exchanged in accordance with Article Sixteen, and where notices and demands to or upon the Company and each Security Guarantor in respect of the Securities of that series and this Indenture and any Security Guarantee may be served. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

         SECTION 1003.     MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, Make-Whole Amount or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee written notice of any default by the Company, any Security Guarantor (or any other obligor upon the Securities) in the making of any such payment of principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts; and

         (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium or Make-Whole Amount, if any), interest or Additional Amounts has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.     EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities of any series.

         SECTION 1005.     MAINTENANCE OF PROPERTIES.

         The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from selling or otherwise disposing of its properties in the ordinary course of its business.

         SECTION 1006.     INSURANCE.

         The Company will, and will cause each of its Subsidiaries to, keep all its insurable properties insured against loss or damage with commercially reasonable amounts and types of insurance provided by insurers of recognized responsibility.

         SECTION 1007.     PAYMENT OF TAXES AND OTHER CLAIMS.

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

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1008.

         SECTION 1009.     STATEMENT AS TO COMPLIANCE.

         The Company will deliver to the Trustee within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1009, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         SECTION 1010.     ADDITIONAL AMOUNTS.

         If any Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of
Section 502(1), the payment of the principal of or any premium, Make-Whole Amount or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or Make-Whole Amount or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's

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principal Paying Agent or Paying Agents, if other than the Trustee, with an
Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series and the Company will pay to the Trustee or such Paying Agent the Additional Amounts, if any, required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above mentioned certificate, then the Trustee or such Paying Agent shall be entitled
(i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including legal fees and expenses) reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Company's not furnishing such an Officers' Certificate.

         SECTION 1011.     WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, and with any other term, provision or condition with respect to the Securities of any series specified in accordance with Section 301 (except any such term, provision or condition which could not be amended without the consent of all Holders of Securities of such series pursuant to Section 902), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         SECTION 1012.     SECURITY GUARANTEES.

         Each of the Security Guarantors and the Company will, and the Company will cause each of the Security Guarantors to, ensure at all times that, unless otherwise permitted by this Indenture, each Security Guarantee will remain in full force and effect and shall not be subordinated by written agreement in right of payment to any indebtedness or other obligations of the Security Guarantors, unless required by applicable law.

                                      -62-

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                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101.     APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1102.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 45 days prior to the giving of the notice of redemption in
Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee, in writing, of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate and Opinion of Counsel evidencing compliance with such restriction.

         SECTION 1103.     SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         If any Security selected for partial redemption is converted or exchanged in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purposes of such selection. In any case where more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

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

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1104.     NOTICE OF REDEMPTION.

         Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

         Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

         All notices of redemption shall state:

         (1)      the Redemption Date;

         (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any;

         (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

         (4) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

         (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;

         (6) the Place or Places of Payment where such Securities maturing after the Redemption Date are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion or exchange;

         (7) that the redemption is for a sinking fund, if such is the case;

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

         (8) the CUSIP number of such Security, if any, provided that neither the Company nor the Trustee shall have any responsibility for any such CUSIP number; and

         (9) if applicable, that a Holder of Securities who desires to convert or exchange Securities to be redeemed must satisfy the requirements for conversion or exchange contained in such Securities, the then existing conversion or exchange price or rate and the date and time when the option to convert or exchange shall expire and the place or places where such Securities may be surrendered for conversion or exchange.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105.     DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

         SECTION 1106.     SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that except as otherwise provided with respect to Securities convertible or exchangeable into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such securities, or one or more Predecessor securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

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

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, (and premium or Make-Whole Amount, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

         SECTION 1107.     SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

         SECTION 1201.     APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1202.     SATISFACTION OF SINKING FUND PAYMENTS WITH
SECURITIES.

         The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such

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

Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 1203.     REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

         SECTION 1301.     APPLICABILITY OF ARTICLE.

         Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

         SECTION 1302.     REPAYMENT OF SECURITIES.

         Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereon, together with interest, if any, thereof accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient

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to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

         SECTION 1303.     EXERCISE OF OPTION.

         Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of or within the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

         SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.

         If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the

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

payment of such Securities on such Repayment Date) such Securities shall, if the same were interest bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

         SECTION 1305.     SECURITIES REPAID IN PART.

         Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1401. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         If, pursuant to Section 301, provision is made for either or both of
(a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403 to be applicable to the Securities of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities, and the Company may at its option by Board Resolution at any time, with respect to such Securities, elect to defease such Outstanding Securities pursuant to Section 1402 (if applicable) or Section 1403 (if applicable) upon compliance with the conditions set forth below in this Article.

         SECTION 1402.     DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company and each Security Guarantor shall be

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

deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and each Security Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and this Indenture and any Security Guarantee insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1010, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities.

         SECTION 1403.     COVENANT DEFEASANCE.

         Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company and each Security Guarantor shall be released from their obligations under Sections 1004 to 1008, inclusive, and, if specified pursuant to Section 301, their obligations under any other covenant, with respect to such Outstanding Securities, and any relating Security Guarantee, on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities, and any relating Security Guarantee, shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1004 to 1008, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, and any relating Security Guarantee, the Company and each Security Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 1404.     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to application of Section 1402 or
Section 1403 to any Outstanding Securities of or within a series:

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

         (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities (determined on the basis of the currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Securities, money in an amount, or (3) a combination thereof in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and
(ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

         (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound (and shall not cause the Trustee to have a conflicting interest pursuant to Section 310(b) of the TIA with respect to any Security of the Company).

         (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(7) and 501(8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (d) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such

Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (e) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under
Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under
Section 1402 or Section 1403 (as the case may be) registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

         (g) After the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         (h) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

         SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of any Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(a) has been made, the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium or Make-Whole Amount, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

         SECTION 1501.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

         SECTION 1502.     CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the city where the Corporate Trust Office of the Trustee is located, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the city where the Corporate Trust Office of the Trustee is located, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

         SECTION 1503.     PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 1504.     QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum. Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly

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

reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

         Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

         (i)      there shall be no minimum quorum requirement for such meeting;
                  and

         (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

         SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of

Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of or within the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

         SECTION 1506.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 1507.     EVIDENCE OF ACTION TAKEN BY HOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article Six) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

         SECTION 1508.     PROOF OF EXECUTION OF INSTRUMENTS.

         Subject to Article Six, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                                 ARTICLE SIXTEEN
                      CONVERSION OR EXCHANGE OF SECURITIES

         SECTION 1601.     APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to the Securities of any series which are convertible or exchangeable for other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, except as otherwise specified as contemplated by
Section 301 for the Securities of such series.

         SECTION 1602.     ELECTION TO EXCHANGE; NOTICE TO TRUSTEE AND HOLDERS.

         The election of the Company to exchange any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. On or prior to the seventh Business Day prior to Maturity of the Securities, the Company shall provide written notice to the Holders of record of the Securities and to the Trustee and will publish a notice in an Authorized Newspaper stating whether the Company has made such election.

         SECTION 1603.     NO FRACTIONAL SHARES.

         No fractional shares or fractional securities shall be delivered upon exchanges of Securities of any series. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares or units which shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 1603, any Holder of a Security or Securities would be entitled to a fractional share or unit of a security upon the exchange of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed on the basis of the Closing Price of such security on the date preceding the date on which the conversion or exchange shall be effected in accordance with Section 1610. The "Closing Price" of any security on any date of determination means, (i) if such security is listed or admitted to unlisted trading privileges on a national securities exchange, the last reported sales price on the composite tape on such exchange, or (ii) if such security is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, the average of the bid and asked prices of such security in the over-the-counter market, as reported by Nasdaq or the National Quotation Bureau, Incorporated or similar organization if neither Nasdaq nor the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the market price as determined by a nationally recognized investment banking firm retained for this purpose by the Company.

         SECTION 1604.     ADJUSTMENT OF EXCHANGE RATE.

         The exchange rate of Securities of any series that is exchangeable for other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions or any consolidation, merger or other reorganization event in accordance with the terms of the supplemental indenture or Board Resolution setting forth the terms of the Securities of such series.

         Whenever the exchange rate is adjusted, the Company shall compute the adjusted exchange rate in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted exchange rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of exchange of Securities pursuant to Section 1002 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted exchange rate to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any exchange agent other than the Trustee.

         SECTION 1605.     PAYMENT OF CERTAIN TAXES UPON EXCHANGE.

         The Company will pay any and all taxes that may be payable in respect of the transfer and delivery of shares of other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company on exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of shares of securities in a name other than that of the Holder of the Security or Securities to be exchanged, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

         SECTION 1606.     SHARES FREE AND CLEAR.

         The Company hereby warrants that upon exchange of Securities of any series, the Holder of a Security shall receive all rights held by the Company in such security for which such Security is at such time exchangeable under this Article Sixteen, free and clear of any and all liens, claims, charges and encumbrances other than any liens, claims, charges and encumbrances which may have been placed on any such security by the prior owner thereof, prior to the time such security was acquired by the Company. Except as provided in Section 1604, the Company will pay all taxes and charges with respect to the delivery of such security delivered in exchange for Securities hereunder.

         SECTION 1607.     CANCELLATION OF SECURITY.

         Upon receipt by the Trustee of Securities of any series delivered to it for exchange under this Article Sixteen, the Trustee shall cancel and dispose of the same as provided in Section 309.

         SECTION 1608.     DUTIES OF TRUSTEE REGARDING EXCHANGE.

         Neither the Trustee nor any exchange agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is exchangeable into other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company to determine whether any facts exist which may require any adjustment of the exchange rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any exchange agent shall be accountable with respect to the validity or value (or the kind or amount) of any securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company, or of any Securities and neither the Trustee nor any exchange agent makes any representation with respect thereto. Subject to the provisions of Section 612, neither the Trustee nor any exchange agent shall be responsible for any failure of the Company to issue, transfer or deliver any stock certificates or other securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article Sixteen or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

         SECTION 1609.     REPAYMENT OF CERTAIN FUNDS UPON EXCHANGE.

         Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Twelve hereof) and which shall not be required for such purposes because of the exchange of such Securities as provided in this Article Sixteen shall after such exchange be repaid to the Company by the Trustee upon the Company's written request.

         SECTION 1610.     EXERCISE OF CONVERSION OR EXCHANGE PRIVILEGE.

         In order to exercise a conversion or exchange privilege, the Holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to
Section 1002, accompanied by written notice to the Company that the Holder elects to convert or exchange such Security or a specified portion thereof. Such notice shall also state, if different from the name or names (with address) in which the Securities are registered, the name or names in which the Securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company which shall be issuable on such conversion or exchange shall be issued. Securities surrendered for conversion or exchange shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion or exchange during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion or exchange of such Security, subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company issuable or deliverable upon the conversion or exchange of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share otherwise issuable upon such conversion or exchange. Such conversion or exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion or exchange by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion or exchange on a particular date following such surrender and such Holder shall be entitled to convert or exchange such Security on such date, in which case such conversion or exchange shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company shall be issuable or deliverable upon such conversion or exchange shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 307, no payment or adjustment shall be made upon any conversion or exchange on account of any interest accrued on the Securities surrendered for conversion or exchange or on account of any interest or dividends on the Securities or property (including securities of other issuers, provided that such securities are registered under Section 12 of the Exchange Act and such issuer is then eligible to use Form S-3 (or any successor form) for a primary offering of its securities) of the Company issued or delivered upon such conversion or exchange.

         In the case of any Security which is converted or exchanged in part only, upon such conversion or exchange the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted or unexchanged portion of such Security.

         SECTION 1611.     EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION
PRIVILEGE.

         In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into securities of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger or sale by a holder of the number of shares or units of securities of the Company into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of Common Stock of the Company or other securities, into which the Security is convertible do not receive shares of common stock or corresponding other securities of the surviving corporation, but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock or other securities having substantially identical terms as the Company securities, into which the Security was originally convertible, of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock or such or other securities of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 1611. Anything in this
Section 1611 to the contrary notwithstanding, the provisions of this Section 1611 shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of Company Common Stock or other securities of the Company into which the Security was originally convertible are not changed or converted into any other securities or property (including cash) or reclassified pursuant to the terms of such merger or consolidation.

         As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

                                ARTICLE SEVENTEEN
                             GUARANTEE OF SECURITIES

         SECTION 1701.     SECURITY GUARANTEES.

         (a) Each Security Guarantor hereby unconditionally and irrevocably guarantees to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities to which this Article Seventeen is made applicable (all the foregoing being hereinafter collectively called the "Guarantee Obligations"). Each Security Guarantor further agrees that the Guarantee Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Security Guarantor and that such Security Guarantor will remain bound under this Article Seventeen notwithstanding any extension or renewal of any Guarantee Obligation.

         (b) Each Security Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guarantee Obligations and also waives notice of protest for nonpayment. Each Security Guarantor waives notice of any default under the Securities or the Guarantee Obligations. The obligations of each Security Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof, (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any

Holder or the Trustee for the Guarantee Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guarantee Obligations; or (f) any change in the ownership of any Security Guarantor.

         (c) Each Security Guarantor further agrees that its Security Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guarantee Obligations.

         (d) Except as otherwise set forth herein, the Guarantee Obligations of each Security Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guarantee Obligations or otherwise. Without limiting the generality of the foregoing, the Guarantee Obligations of each Security Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guarantee Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of each Security Guarantor or would otherwise operate as a discharge of such Security Guarantor as a matter of law or equity.

         (f) Each Security Guarantor further agrees that its Security Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal, premium, if any, or interest on any Guarantee Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

         (g) In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Security Guarantor by virtue hereof, upon the failure of the Company to pay the principal of, premium, if any or interest on any Guarantee Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guarantee Obligation, each Security Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash or cash equivalents, to the Trustee an amount equal to the sum of (i) the unpaid amount of such Guarantee Obligations, (ii) accrued and unpaid interest on such Guarantee Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guarantee Obligations of the Company to the Holders and the Trustee.

         (h) Each Security Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guarantee Obligations guaranteed hereby until payment in full in cash or cash equivalents of all Guarantee Obligations. Each Security Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guarantee Obligations guaranteed hereby may be accelerated as provided herein for the purposes of such Security Guarantor's Security Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantee Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guarantee Obligations as provided herein, such Guarantee Obligations (whether or not due and payable) shall forthwith become due and payable by such Security Guarantor for the purposes of this Section 1701.

         (i) Each Security Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section 1701.

         SECTION 1702.     SUCCESSORS AND ASSIGNS.

         This Article Seventeen shall be binding upon each Security Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture

         SECTION 1703.     NO WAIVER.

         Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article Seventeen shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article Seventeen at law, in equity, by statute or otherwise.

         SECTION 1704.     MODIFICATION.

         No modification, amendment or waiver of any provision of this Article Seventeen, nor the consent to any departure by any Security Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Security Guarantor in any case shall entitle such Security Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 1705.     LIMITATION OF SECURITY GUARANTOR'S LIABILITY.

         Each Security Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Security Guarantee of such Security Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, federal and state fraudulent conveyance laws or any similar federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Security Guarantor hereby irrevocably agrees that the obligations of each Security Guarantor under this Article Seventeen shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Security Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Security Guarantor in respect of the Guarantee Obligations of such other Security Guarantor under this Article Seventeen, result in the obligations of such Security Guarantor under its Security Guarantee not constituting a fraudulent transfer or conveyance under applicable federal, state or foreign law.

         SECTION 1706.     ADDITIONAL SECURITY GUARANTORS.

         Any Person that was not a Security Guarantor on the date of this Indenture may become a Security Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance reasonably satisfactory to the Trustee, which subjects such person to the provisions (including the representations and warranties) of this Indenture as a Security Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid and binding obligation of such Person (subject to such customary assumptions and exceptions as may be acceptable to the Trustee in its reasonable discretion).

         SECTION 1707.     RELEASE OF A SECURITY GUARANTOR.

         Upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a Subsidiary of the Company that is a Security Guarantor of all of the capital stock of such Subsidiary or all, or substantially all, the assets of such Subsidiary, to any person that is not an Affiliate of the Company, and which sale or other disposition is otherwise in compliance with the terms of this Indenture, such Security Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Seventeen without any further action required on the part of the Trustee or any Holder. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section. Any Security Guarantor not so released will remain liable for the full amount of principal of, premium, if any, and interest on the Securities as provided in this Article Seventeen.

                                ARTICLE EIGHTEEN
                                  SUBORDINATION

         SECTION 1801.     AGREEMENT TO SUBORDINATE.

         Except as otherwise provided in a supplemental indenture or pursuant to
Section 301, the Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

         SECTION 1802.     LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

         (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Holders shall be entitled to receive any payment of principal of or interest on Securities;

         (2) until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except that Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities; and

         (3) the Trustee is entitled to conclusively rely upon an order or decree of a court of competent jurisdiction or a certificate of a bankruptcy trustee or other similar official for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Company debt, the amount thereof or payable thereon and all other pertinent facts relating to the Trustee's obligations under this Article Eighteen.

         SECTION 1803.     DEFAULT ON SENIOR DEBT.

         The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

         (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

         (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 1811. If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

         The Company may resume payments on the Securities and may acquire them when:

                  (a)      the default is cured or waived, or

                  (b) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

         SECTION 1804.     ACCELERATION OF SECURITIES.

         If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration. The Company may pay the

Securities when 120 days pass after the acceleration occurs if this Article permits the payment at that time.

         SECTION 1805.     WHEN DISTRIBUTION MUST BE PAID OVER.

         If a distribution is made to Holders that because of this Article should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

         SECTION 1806.     NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee, in writing, and any Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on Securities to violate this Article.

         SECTION 1807.     SUBROGATION.

         After all Senior Debt is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on Senior Debt.

         SECTION 1808.     RELATIVE RIGHTS.

         This Article defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall:

         (1) impair, as between the Company and the Security Guarantors on the one hand, and Holders on the other hand, the obligation of the Company and the Security Guarantors, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

         (2) affect the relative rights of Holders and creditors of the Company other than holders of Senior Debt; or

         (3) prevent the Trustee or any Holder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Holders.

         If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a default.

         SECTION 1809.     SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

         No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

         SECTION 1810.     DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

         Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

         SECTION 1811.     RIGHTS OF TRUSTEE AND PAYING AGENT.

         The Trustee or any Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the written notice.

         The Trustee has no fiduciary duty to the holders of Senior Debt other than as created under this Indenture. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee.

         The Company's obligation to pay, and the Company's payment of, the amounts required by Section 606 are excluded from the operation of this Article Eighteen.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

                                            ACCREDO HEALTH, INCORPORATED

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            SOUTHERN HEALTH SYSTEMS, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            NOVA FACTOR, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            HEMOPHILIA HEALTH SERVICES, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            PHARMACARE RESOURCES, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            SUNRISE HEALTH MANAGEMENT, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            BIO PARTNERS IN CARE, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            ACCREDO THERAPEUTICS, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            GENTIVA HEALTH SERVICES (INFUSION),
                                            INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            QUANTUM HEALTH SERVICES, INC. (NEW
                                            YORK)

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as Trustee

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                               [FORM OF SECURITY]

                          ACCREDO HEALTH, INCORPORATED

                               -----------------

                            [ ]% SECURITIES DUE [ ]

CUSIP No. __________
No. ___________                                                     $

                  ACCREDO HEALTH, INCORPORATED, a corporation incorporated under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on [ ], [ ], at the office or agency of the Company referred to below, and to pay interest thereon on [ ] and [ ] (each an "Interest Payment Date"), of each year, commencing on [ ], accruing from the date of issuance or from the most recent Interest Payment Date to which interest has been paid, at the rate of [ ]% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the [ ] and [ ] (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                  Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the [City of _________________ or the Borough of Manhattan, The City of New York], or at such other office or agency of the Company as may be maintained for such purpose, in [Dollars] [Foreign Currency]; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                      ACCREDO HEALTH, INCORPORATED

                                            By:________________________________
                                               Name:
                                               Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the [  ]% Securities due [   ] referred to in
the within-mentioned Indenture.

                                            ___________________, as Trustee

                                            By: _______________________________
                                                Authorized Officer

                             [REVERSE OF SECURITY]

                  1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its [___]% Securities due [___]. The Securities are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $[_____], which may be issued under an indenture (herein called the "Indenture") dated as of [_____________], by and among the Company, each of the Security Guarantors named in the Indenture (the "Security Guarantors") and WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, the Security Guarantors and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

                  No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company or any Security Guarantor, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  [2.      Security Guarantees. This Security is initially
entitled to the benefits of the certain Security Guarantees of the Security Guarantors and may thereafter be entitled to certain other Security Guarantees made for the benefit of the Holders. Reference is hereby made to Article Seventeen of the Indenture and to the Security Guarantees endorsed on this Security for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Security Guarantors, the Trustee and the Holders.]

                  3. Redemption. The Securities will be redeemable, in whole or in part, at the option of the Company, at any time or from time to time, upon not less than 30 and not more than 60 days' notice mailed to each Holder of Securities to be redeemed as shown in the security register for the Securities, on any date prior to their maturity date at a price equal to [_____] (subject to the right of persons in whose name the Securities are registered on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

                  4. Notice of Redemption. Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. In the event that less than all of the Securities are to be redeemed at any time pursuant to an optional redemption, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Securities of a principal amount of each class of $1,000 or less shall be redeemed in part; provided, further, however, that if a partial redemption is made pursuant to the provisions described in paragraph 3, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of The Depository Trust Company), unless such method is otherwise prohibited.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon surrender of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the Redemption Price pursuant to the Indenture.

                  5. Defaults and Remedies. If an Event of Default occurs and is continuing, the principal of all of the Outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article Eighteen of the Indenture..

                  6        Defeasance. The Indenture contains provisions (which
provisions apply to this Security) for defeasance at any time of (a) the entire indebtedness of the Company and the Security Guarantors on this Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

                  7. Amendments and Waivers. The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and this Security and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  8. Denominations, Transfer and Exchange. The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in [_____________], or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  9. Persons Deemed Owners. Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  10. GOVERNING LAW. THE INDENTURE, THIS SECURITY AND EACH SECURITY GUARANTEE SET FORTH BELOW SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Accredo Health, Incorporated, 1640 Century City Parkway, Suite 101, Memphis, Tennessee 38134.

                                ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

_______________________________________________________________________________

(Insert assignee's social security or tax ID number)___________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

_______________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

_______________________________________________________________________________

Date:    ______________  Your signature:     __________________________________
                                             (Sign exactly as your name appears
                                             on the other side of this Security

                                             By:_______________________________
                                                NOTICE:  To be executed
                                                by an executive officer

Signature Guarantee:____________________
(Signature must be guaranteed by a participant in a Signature Medallion Guarantee Program)

                                                                       EXHIBIT B

                           FORM OF SECURITY GUARANTEE

                  For value received, the undersigned hereby fully and unconditionally guarantees to the Holder of this Security the cash payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, on this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Seventeen of the Indenture and this Security Guarantee. This Security Guarantee will become effective in accordance with Article Seventeen of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Security Guarantee shall not be affected by the fact that it is not affixed to any particular Security. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of [____________], by and among Accredo Health, Incorporated, the undersigned and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee, as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to the Security Guarantee and the Indenture are expressly set forth in Article Seventeen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Security Guarantee and all of the other provisions of the Indenture to which this Security Guarantee relates.

                  THIS SECURITY GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECURITY GUARANTOR HEREUNDER AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THIS SECURITY GUARANTEE.

                  This Security Guarantee is subject to release upon the terms set forth in the Indenture.

                  IN WITNESS WHEREOF, the undersigned Security Guarantor has caused this Security Guarantee to be duly executed.

Dated:

                                             [NAME OF GUARANTOR]

                                             By:_______________________________
                                                Name:
                                                Title:

                                   EXHIBIT C-1

               FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                               TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

         [Insert title or sufficient description of Securities to be delivered]

         This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1. 165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise__________________ or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1. 1635(c)(2)(i)(D)(7)), and, such financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U. S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date. This certificate excepts and does not relate to [U.S. $] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

         We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

         Dated: _________________,____ [To be dated no earlier than the 15th day prior to the earlier of (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable] [Name of Person Making Certification]

                                       (Authorized Signator)
                                       ________________________________________
                                       Name: __________________________________
                                       Title:__________________________________

                                   EXHIBIT C-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
             AND CLEARSTREAM S.A. IN CONNECTION WITH THE EXCHANGE OF
                 A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
               OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

         [Insert title or sufficient description of Securities to be delivered]

         This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, (U.S. $) principal amount of the above-captioned Securities (i) is owned by persons(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise_________________________ or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A),
(B), or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1. 163-5(c)(2)(i)(D)(7)), and that such financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: _____________________, ____

[To be dated no earlier than the earlier of the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

By: ___________________________

                                      B-2